First Quarter 2019 Earnings Investor Presentation | May 6th, 2019

FORWARD LOOKING STATEMENTS These presentations contain forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward- looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of these presentations are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in these presentations. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request. NON-GAAP FINANCIAL MEASURES The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non- GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. The Company has presented the following non-GAAP measures to assist investors in understanding the Company’s core net operating results on an on-going basis: (i) constant currency product revenue, (ii) non-GAAP gross margin %, (iii) non-GAAP operating expense %, (iv) non-GAAP operating margin %, (v) non-GAAP earnings per diluted share and (vi) adjusted free cash flow. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core operating results with those of other companies. Management believes constant currency product revenue, non-GAAP gross profit, non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at www.masimo.com to access Supplementary Financial Information.

First Quarter 2019 Highlights Delivering Strong Financial Performance  Total revenue, including royalty and other revenue, was $231.7 million Revenue  Product revenue increased 12.8% to $230.5 million, or 14.3% on a constant currency basis(1) Shipments  Shipments of noninvasive technology boards and monitors increased 18.8% to 63,700  GAAP operating margin was 24.2% Profitability  Non-GAAP operating margin(1) improved 160 bps to 24.0%  GAAP EPS was $0.87 per diluted share EPS  Non-GAAP EPS(1) increased 23.4% to $0.79 per diluted share  Adjusted free cash flow(1) was $35.5 million Cash  Cash and investments balance was $592.9 million (1) Non-GAAP measures shown exclude the impact of Royalty and Other Revenue, net of related costs. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

First Quarter 2019 Results GAAP vs. Non-GAAP Financial Measures GAAP Non-GAAP (1) vs. Prior Year Constant (in millions; except % and EPS) Reported Q1 2019 Q1 2019 Q1 2018 Currency Product Revenue $230.5 $230.5 $204.4 12.8% 14.3% Royalty and Other Revenue $1.1 - - - - Revenue $231.7 $230.5 $204.4 12.8% 14.3% Gross Margin 65.5% 65.4% 66.2% (80 bps) SG&A Expense 32.0% 32.1% 34.2% (210 bps) (% of Revenue) R&D Expense 9.2% 9.3% 9.6% (30 bps) (% of Revenue) Operating Expenses 41.3% 41.4% 43.8% (240 bps) (% of Revenue) Operating Margin 24.2% 24.0% 22.4% 160 bps Earnings Per Share $0.87 $0.79 $0.64 23.4% (1) Non-GAAP measures shown exclude the impact of Royalty and Other Revenue, net of related costs. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. May not foot due to rounding.

First Quarter 2019 Results Delivering Strong Financial Performance Non-GAAP (1) Non-GAAP (1) Product Revenue Operating Margin EPS $231M 24.0% $0.79 22.4% $204M $0.64 Constant Currency +14.3% Growth 1 +160 bps +23.4% Q1 2018 Q1 2019 Q1 2018 Q1 2019 Q1 2018 Q1 2019 (1) Non-GAAP measures shown exclude the impact of Royalty and Other Revenue, net of related costs. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. May not foot due to rounding.

Full Year 2019 Financial Guidance  Total revenue, including royalty and other revenue, of $919.1 million Revenue  Product revenue increasing 10.6% to $918.0 million, or 11.4% on a constant currency basis(1)  GAAP operating margin of 23.9% Profitability  Non-GAAP operating margin(1) improving 200 bps to 24.0%  GAAP EPS of $3.25 per diluted share EPS  Non-GAAP EPS(1) increasing 17.7% to $3.12 per diluted share (1) Non-GAAP measures shown exclude the impact of Royalty and Other Revenue, net of related costs. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. May not foot due to rounding.

Full Year 2019 Financial Guidance GAAP vs. Non-GAAP Financial Measures GAAP Non-GAAP (1) vs. Prior Year Constant (in millions; except % and EPS) Reported FY 2019 FY 2019 FY 2018 Currency Product Revenue $918.0 $918.0 $829.9 10.6% 11.4% Royalty and Other Revenue $1.1 - - - - Revenue $919.1 $918.0 $829.9 10.6% 11.4% Gross Margin 66.8% 66.8% 66.0% 80 bps Operating Expenses 42.9% 42.8% 44.0% (120 bps) (% of Revenue) Operating Margin 23.9% 24.0% 22.0% 200 bps Earnings Per Share $3.25 $3.12 $2.65 17.7% (1) Non-GAAP measures shown exclude the impact of Royalty and Other Revenue, net of related costs. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. May not foot due to rounding.

Full Year 2019 Financial Guidance Delivering Strong Financial Performance Non-GAAP (1) Non-GAAP (1) Product Revenue Operating Margin EPS $918M 24.0% $3.12 $830M 22.0% $2.65 Constant Currency +11.4% Growth (1) +200 bps +17.7% FY 2018 FY 2019 FY 2018 FY 2019 FY 2018 FY 2019 (1) Non-GAAP measures shown exclude the impact of Royalty and Other Revenue, net of related costs. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. May not foot due to rounding.

APPENDICES GAAP to Non-GAAP Adjustments and Reconciliations

Description of Non-GAAP Adjustments The non-GAAP financial measures reflect adjustments for the following items, as well as the related income tax effects thereof: Constant currency adjustments Some of our sales agreements with foreign customers provide for payment in currencies other than the U.S. Dollar. These foreign currency revenues, when converted into U.S. Dollars, can vary significantly from period to period depending on the average and quarter-end exchange rates during a respective period. We believe that comparing these foreign currency denominated revenues by holding the exchange rates constant with the prior year period is useful to management and investors in evaluating our product revenue growth rates on a period-to-period basis. We anticipate that fluctuations in foreign exchange rates and the related constant currency adjustments for calculation of our product revenue growth rate will continue to occur in future periods. Royalty and other revenue, net of related costs We derive royalty and other revenue, net of related costs, associated with certain non-recurring contractual arrangements that we do not expect to continue in the future. We believe the exclusion of royalty and other revenue, net of related costs, associated with these certain non-recurring revenue streams is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. Acquisition-related costs, including depreciation and amortization Depreciation and amortization related to the revaluation of assets and liabilities (primarily intangible assets, property, plant and equipment adjustments, inventory revaluation, lease liabilities, etc.) to fair value through purchase accounting related to value created by the seller prior to the acquisition rather than ongoing costs of operating our core business. As a result, we believe that exclusion of these costs in presenting non-GAAP financial measures provides management and investors a more effective means of evaluating historical performance and projected costs and the potential for realizing cost efficiencies within our core business. Depreciation and amortization related to the revaluation of acquisition related assets and liabilities will generally recur in future periods. Litigation damages, awards and settlements In connection with litigation proceedings arising in the course of our business, we have recorded expenses as a defendant in such proceedings in the form of damages, as well as gains as a plaintiff in such proceedings in the form of litigation awards and settlement proceeds. We believe that exclusion of these gains and losses is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. In this regard, we note that these expenses and gains are generally unrelated to our core business and/or infrequent in nature.

Description of Non-GAAP Adjustments Realized and unrealized gains or losses from foreign currency transactions: We are exposed to foreign currency gains or losses on outstanding foreign currency denominated receivables and payables related to certain customer sales agreements, product costs and other operating expenses. As the Company does not actively hedge these currency exposures, changes in the underlying currency rates relative to the U.S. Dollar may result in realized and unrealized foreign currency gains and losses between the time these receivables and payables arise and the time that they are settled in cash. Since such realized and unrealized foreign currency gains and losses are the result of macro-economic factors and can vary significantly from one period to the next, we believe that exclusion of such realized and unrealized gains and losses are useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. Realized and unrealized foreign currency gains and losses are likely to recur in future periods. Excess tax benefits from stock-based compensation Current authoritative accounting guidance requires that excess tax benefits or costs recognized on stock-based compensation expense be reflected in our provision for income taxes rather than paid-in capital. Since we cannot control or predict when stock option awards will be exercised or the price at which such awards will be exercised, the impact of such guidance can create significant volatility in our effective tax rate from one period to the next. We believe that exclusion of these excess tax benefits or costs is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. These excess tax benefits or costs will generally recur in future periods as long as we continue to issue equity awards to our employees. Tax impacts that may not be representative of the ongoing results of our core operations The Tax Cuts and Jobs Act of 2017 (2017 Tax Act) was signed into law in December 2017, and became effective January 1, 2018. The 2017 Tax Act included a number of changes to existing U.S. federal tax law impacting businesses including, among other things, a permanent reduction in the corporate income tax rate from 35% to 21%, a one-time transition tax on the “deemed repatriation” of cumulative undistributed foreign earnings as of December 31, 2017 and changes in the prospective taxation of the foreign operations of U.S. multinational companies. From time to time, we may also record tax benefits relating to the de-recognition of uncertain tax positions due to the expiration of the statutes of limitations. During the twelve months ended December 29, 2018, we recorded a significant tax benefit due to the expiration of the applicable statutes of limitations related to certain non-recurring transactions. We believe that exclusion of the tax charges related to the 2017 Tax Act and the tax benefit resulting from the expiration of certain statutes of limitations related to non-recurring transactions is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. In this regard, we note that these tax items are unrelated to our core business and non-recurring in nature.

Constant Currency Product Revenue (1),(2) RECONCILIATION OF GAAP PRODUCT REVENUE GROWTH TO CONSTANT CURRENCY PRODUCT REVENUE GROWTH (3) (in thousands, except percentages) Q1 2018 YTD 2018 Q1 2019 2019 Guidance GAAP product revenue $ 204,389 $ 829,874 $ 230,548 $ 918,000 Constant currency F/X adjustments N/A N/A 3,049 6,500 Constant currency (non-GAAP) product revenue $ 204,389 $ 829,874 $ 233,597 $ 924,500 GAAP product revenue growth 12.8% 10.6% Constant currency (non-GAAP) product revenue growth 14.3% 11.4% (1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. (3) Supersedes prior guidance previously provided on February 26, 2019.

Non-GAAP Gross Margin % (1),(2) RECONCILIATION OF GAAP GROSS PROFIT/MARGIN TO NON-GAAP GROSS PROFIT/MARGIN: (in thousands, except percentages) Q1 2018 YTD 2018 Q1 2019 2019 Guidance (3) GAAP gross profit/margin $ 143,661 $ 574,892 $ 151,642 $ 613,814 Non-GAAP adjustments: Royalty and other revenue, net of related costs (8,390) (27,704) (1,048) (1,048) Acquisition-related depreciation and amortization 114 458 114 458- Total non-GAAP gross profit/margin adjustments (8,276) (27,246) (934) (590) Non-GAAP gross profit/margin $ 135,385 $ 547,646 $ 150,708 $ 613,224 Non-GAAP gross profit/margin % (4) 66.2% 66.0% 65.4% 66.8% (1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. (3) Supersedes prior guidance previously provided on February 26, 2019. (4) Calculated as a percentage of product revenue.

Non-GAAP Operating Expense % (1),(2)

RECONCILIATION OF GAAP OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES:

(in thousands, except percentages)	Q1 2018	YTD 2018	Q1 2019	2019 Guidance (3)
GAAP selling, general and administrative operating expenses	$ 70,217	$ 285,417	$ 74,204	
Non-GAAP adjustments:				
Acquisition-related depreciation and amortization	(246)	(984)	(246)	
Non-GAAP selling, general and administrative operating expenses	$ 69,971	$ 284,433	$ 73,958	
Non-GAAP SG&A expense % (4)	34.2%	34.3%	32.1%	
GAAP research and development operating expenses	$ 19,559	$ 81,006	$ 21,415	
Non-GAAP adjustments:				
Acquisition-related depreciation and amortization	-	-	-	
Non-GAAP research and development operating expenses	$ 19,559	$ 81,006	$ 21,415	
Non-GAAP R&D expense % (4)	9.6%	9.8%	9.3%	
GAAP litigation settlement, award and/or defense costs	$ -	$ 425	$ -	
Non-GAAP adjustments:				
Litigation damages, awards and settlements	-	(425)	-	
Non-GAAP litigation settlement, award and/or defense costs	$ -	$ -	$ -	
GAAP operating expenses	$ 89,776	$ 366,848	$ 95,620	$ 393,876
Non-GAAP adjustments:				
Acquisition-related depreciation and amortization	(246)	(984)	(246)	(972)
Litigation damages, awards and settlements	-	(425)	-	-
Total non-GAAP operating expense adjustments	(246)	(1,409)	(246)	(972)
Non-GAAP operating expenses	$ 89,530	$ 365,439	$ 95,373	$ 392,904
Non-GAAP operating expense % (4)	43.8%	44.0%	41.4%	42.8%

(1) Please visit the Investor Relations section of the Company's website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.
(2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding.
(3) Supersedes prior guidance previously provided on February 26, 2019.
(4) Calculated as a percentage of product revenue.

Non-GAAP Operating Margin % (1),(2) RECONCILIATION OF GAAP OPERATING INCOME/MARGIN TO NON-GAAP OPERATING INCOME/MARGIN: (in thousands, except percentages) Q1 2018 YTD 2018 Q1 2019 2019 Guidance (3) GAAP operating income/margin $ 53,885 $ 208,044 $ 56,023 $ 219,938 Non-GAAP adjustments: Royalty and other revenue, net of related costs (8,390) (27,704) (1,048) (1,048) Acquisition-related depreciation and amortization 360 1,442 361 1,430 Litigation damages, awards and settlements - 425 - - Total non-GAAP operating income/margin adjustments (8,030) (25,837) (687) 382 Non-GAAP operating income/margin $ 45,855 $ 182,207 $ 55,336 $ 220,320 Non-GAAP operating income/margin % (4) 22.4% 22.0% 24.0% 24.0% (1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. (3) Supersedes prior guidance previously provided on February 26, 2019. (4) Calculated as a percentage of product revenue.

Non-GAAP Net Income and Diluted EPS [1],[2]

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME:

(in thousands, except per share amounts)		Q1 2018		YTD 2018		Q1 2019		2019 Guidance [3]
GAAP net income	$	45,630	$	193,543	$	49,322	$	186,925
Weighted Average Shares Outstanding - diluted		55,496		56,039		56,799		57,599
GAAP Net Income per diluted share (EPS)		0.82		3.45		0.87		3.25
Non-GAAP adjustments:								
Royalty and other revenue, net of related costs		(8,390)		(27,704)		(1,048)		(1,048)
Acquisition-related depreciation and amortization:								
Cost of goods sold		114		458		114		458
Operating expenses		246		984		246		972
Subtotal - acquisition-related depreciation and amortization		360		1,442		361		1,430
Litigation damages, awards and settlements								
Operating expenses		-		425		-		-
Non-operating other (income) expense:								
Realized and unrealized foreign currency gains or losses		(1,113)		2,027		(534)		-
Tax impact of non-GAAP net income adjustments		2,101		5,531		362		182
Expiration of certain statues of limitation related to unique and non-recurring tax positions		-		(4,169)		-		-
Excess tax benefits from stock-based compensation		(3,148)		(22,036)		(3,432)		(8,032)
2017 U.S. Tax Reform		16		(675)		-		-
Total non-GAAP net income adjustments		(10,174)		(45,159)		(4,291)		(7,468)
Non-GAAP net income	$	35,456	$	148,384	$	45,031	$	179,457
Weighted Average Shares Outstanding - diluted		55,496		56,039		56,799		57,599
Non-GAAP Diluted EPS	$	0.64	$	2.65	$	0.79	$	3.12

(1) Please visit the Investor Relations section of the Company's website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.
(2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding.
(3) Supersedes prior guidance previously provided on February 26, 2019.

Adjusted Free Cash Flow (1),(2) RECONCILIATION OF FREE CASH FLOW TO ADJUSTED FREE CASH FLOW (in thousands) Q1 2018 YTD 2018 Q1 2019 Net cash provided by operating activities Net cash provided by operating activities $ 71,995 $ 239,527 $ 42,468 Purchases of property and equipment, net (3,788) (17,126) (6,963) Free cash flow 68,207 222,401 35,505 Litigation damages, awards and settlements - - - Tax payments related to litigation awards and damages - - - Adjusted free cash flow $ 68,207 $ 222,401 $ 35,505 (1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding.